UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): March 14, 2011
NOBLE CORPORATION
(Exact name of Registrant as specified in its charter)

Switzerland (State or other jurisdiction of incorporation or organization)	000-53604 (Commission file number)	98-0619597 (I.R.S. employer identification number)

Dorfstrasse 19A Baar, Switzerland (Address of principal executive offices)	6340 (Zip code)
Registrant’s telephone number, including area code: 41 (41) 761-65-55
NOBLE CORPORATION
(Exact name of Registrant as specified in its charter)

Cayman Islands (State or other jurisdiction of incorporation or organization)	001-31306 (Commission file number)	98-0366361 (I.R.S. employer identification number)

Suite 3D Landmark Square 64 Earth Close P.O. Box 31327 Georgetown, Grand Cayman, Cayman Islands, BWI (Address of principal executive offices)	KY-1 1206 (Zip code)
Registrant’s telephone number, including area code: (345) 938-0293
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     This combined Current Report on Form 8-K is separately furnished by Noble Corporation, a Swiss corporation (“Noble-Swiss”), and Noble Corporation, a Cayman Islands company (“Noble-Cayman”). Noble-Cayman makes no representation as to information relating to Noble-Swiss or any other affiliate or subsidiary of Noble-Swiss (except as it may relate to Noble-Cayman). This report should be read in its entirety as it pertains to each of Noble-Swiss and Noble-Cayman. Any reference in this filing to “Noble,” “Noble Corporation,” the “Company,” “we,” “us,” “our,” and words of similar meaning refer collectively to Noble-Swiss and its consolidated subsidiaries, including Noble-Cayman.

Item 7.01	Regulation FD Disclosure.
     On March 14, 2011, Noble participated in a conference call with certain analysts and investors. During the call, Noble provided information in response to questions, which information may be subject to public disclosure requirements, including confirmation that certain cost estimates for 2011 that were previously provided during Noble’s most recent public earnings call on January 27, 2011 and in Noble’s prior filings with the Securities and Exchange Commission have not changed. A transcript of the conference call is available under the Presentations section of the Investor Relations tab on Noble’s website at www.noblecorp.com and incorporated by reference into this Item 7.01. The information provided in this Item 7.01, including the transcript, is being furnished and shall not be deemed to be filed. The furnishing of the transcript is not intended to constitute a representation that such furnishing is required by Regulation FD or that the transcript includes material investor information that is not otherwise publicly available.
     Statements regarding cost estimates or guidance, backlog, rig demand, fleet condition or performance, timing of delivery of newbuilds, contract commitments, dayrates, contract commencements, contract extensions or renewals, industry fundamentals, customer relationships, future performance, growth opportunities, market outlook, as well as any other statements that are not historical facts in this Current Report, including the related transcript, are forward-looking statements that involve certain risks, uncertainties and assumptions. These risks and uncertainties include but are not limited to market conditions, operating hazards and delays, risks associated with operations outside of the U.S., actions by regulatory authorities, customers and other third parties, legislation and regulations affecting drilling operations, compliance with regulatory requirements, costs and difficulties relating to the integration of acquired businesses, factors affecting the level of activity in the oil and gas industry, supply and demand of drilling rigs, factors affecting the duration of contracts, delays in the construction of newbuilds, the actual amount of downtime, factors that reduce applicable dayrates, violations of anti-corruption laws, hurricanes and other weather conditions and other factors detailed in Noble’s most recent Form 10-K, Form 10-Q’s and other filings with the Securities and Exchange Commission. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 14, 2011

NOBLE CORPORATION, a Swiss corporation
By:	/s/ Julie J. Robertson
Julie J. Robertson
Executive Vice President and Corporate Secretary

NOBLE CORPORATION, a Cayman Islands company
By:	/s/ Andrew J. Strong
Andrew J. Strong
Director